Statement of Additional Information -- March 22, 2004*

American Express(R) Variable Portfolio Funds (Oct. 30, 2003) S-6466-20 W

For AXP Variable Portfolio - Partners Small Cap Value Fund

Under the "Investment Management Services Agreement," the information regarding BHMS in the section titled Subadvisory Agreements has been revised as follows:

BHMS: Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, subadvises the Fund's assets. BHMS, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. BHMS is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. Under the Subadvisory Agreement, the fee is equal to 1.00% on the first $10 million reducing to .30% as assets increase.



S-6466-41 A (3/04)
Valid until next update.

* Destroy Oct. 29, 2004